Exhibit 10.52.1



                TERMINATION OF OUTSIDE DIRECTORS STOCK AWARD PLAN



     Pursuant to the authority of its Board of Directors, L.B. Foster Company hereby terminates its Outside Directors Stock Award Plan, effective May 24, 2006.



                                           L.B. Foster Company


                                           /s/ Stan L. Hasselbusch
                                           -----------------------
                                           Stan L. Hasselbusch
                                           President and Chief Executive Officer